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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 29, 2003

                               [GRAPHIC TO COME]

                          CHARTER COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)


        000-27927                                         43-1857213
        ---------                                         ----------
(Commission File Number)                 (I.R.S. Employer Identification Number)

                             12405 POWERSCOURT DRIVE
                            ST. LOUIS, MISSOURI 63131
                            -------------------------
           (Address of principal executive offices including zip code)

                                 (314) 965-0555
                                 ---------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER ITEMS

Charter Communications, Inc. announced a signed definitive agreement with WaveDivision Holdings, LLC for the sale of its Port Orchard, Washington system in a transaction valued at $91 million. A copy of the press release and purchase agreement are being filed with this report as Exhibits 99.1 and 2.1, respectively.

ITEM 7. EXHIBITS.

Exhibit
Number        Description
-------       -----------
2.1           Purchase agreement, dated May 29, 2003, by and between Falcon Video Communications, L.P. and
              WaveDivision Holdings, LLC.*

99.1          Press release dated May 29, 2003.*
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      * filed herewith
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter
Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                          CHARTER COMMUNICATIONS, INC.,
                          -----------------------------
                                   REGISTRANT

Dated: May 30, 2003


                                 By: /s/  Steven A. Schumm
                                     ---------------------
                                 Name: Steven A. Schumm
                                 Title: Executive Vice President and Chief
                                 Administrative Officer and Interim Chief
                                 Financial Officer (Principal Financial Officer)
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                                  EXHIBIT INDEX

Exhibit
Number        Description
-------       -----------
2.1           Purchase agreement, dated May 29, 2003, by and between Falcon Video Communications, L.P. and
              WaveDivision Holdings, LLC.

99.1          Press release dated May 29, 2003.